UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company believes that B. J. Burney should receive a retention bonus for his long association with the Company.

THEREFORE, BE IT RESOLVED that the Company authorizes the issuance of Two hundred fifty thousand (250,000) shares of Rule 144 restricted common stock to B.J. Burney as of the closing price on February 1, 2010.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: 2/1/2010

Timothy G. Byrd, Sr.
Director
Date: 2/1/2010

Peggy Behrens
Director
Date: 2/1/2010